                                                                       Exhibit F
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                         AMENDMENT TO LEASE AGREEMENT
                         ----------------------------

          This Amendment (this "Amendment"), to that certain Lease Agreement, by and among the parties hereto, dated as of February __, 2000 (the "Lease"), is made as of this ___ day of December 2000, by and between Beasley Family Towers, Inc., a Delaware corporation (the "Lessor"), and Beasley Broadcasting of Coastal Carolina, Inc., a Delaware corporation (the "Lessee").

                                  WITNESSETH:
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          WHEREAS, Lessor and Lessee entered into the Lease whereby Lessee leased from Lessor a communications tower facility used in the operation of radio broadcast station WNCT-AM (the "Tower"), for the purpose of Lessee's radio broadcast transmission activities;

          WHEREAS, Lessor and Lessee desire to amend the Lease in certain respects to clarify the nature of the leasehold interest in the Tower obtained by Lessee pursuant to the Lease;

          NOW, THEREFORE, in consideration of the mutual premises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lessor and Lessee, intending to be legally bound hereby, agree as follows:

          1. The second sentence of Section 13.01 of the Lease is hereby deleted.

          2.  The last sentence of Section 14.01 of the Lease is hereby deleted.

          3. The penultimate sentence of Section 14.03 of the Lease is hereby deleted.

          4. Except as expressly provided herein, the Lease shall continue to be, and shall remain, in full force and effect. Except as expressly provided herein, this Amendment shall not be deemed to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Lease.

          5. For the convenience of the parties, this Amendment may be executed in one or more counterparts, each of which shall be deemed an original for all purposes.

          6. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NORTH CAROLINA.

                           [Signature page follows]

          IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have caused this Amendment to be duly executed on the day and year first written above.

                                    LESSOR:

                                    BEASLEY FAMILY TOWERS, INC.

                                         By:
                                              ___________________________
                                              Name:  B. Caroline Beasley
                                              Title:  Secretary

                                   LESSEE:

                                   BEASLEY BROADCASTING OF
                                   COASTAL CAROLINA, INC.


                                         By:  ___________________________
                                              Name:  George G. Beasley
                                              Title:  President

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